SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                           [X]
Filed by a Party other than the Registrant        [  ]
Check the appropriate box:
[X ] Preliminary Proxy Statement
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


              THIRD AVENUE VALUE FUND, INC.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than Registrant

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
      6(j)(2) or Investment   Company Act Rule 20a-1(c).
[  ] $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.
     1) Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:


[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:
PAGE

October 12, 1996



Dear Shareholder:

A Special Meeting of Shareholders of Third Avenue Value Fund, Inc. (the "Fund"), has been scheduled for 10:00 a.m. Eastern Standard Time on Friday, November 15, 1996, at The New York Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017.

The primary purpose of this meeting is to consider a proposal by your Fund's management to convert the corporate structure of your Fund from a Maryland based corporation to a Delaware based business trust. This change will provide management with the flexibility to meet the dynamic needs of today's mutual fund market, and to do so in the most economical fashion.

The Board of Directors, including myself, recommends an affirmative vote for all proposals. Please consider each proposal, mark your choices on the enclosed proxy card and return it in the postage paid envelope provided. Please return your signed proxy card regardless of how many shares you own. By returning your proxy card you can help ensure that a quorum will be present at the meeting.

If you have any questions about the proxy materials or your Third Avenue Value Fund investment, please contact our shareholder service representative at (800) 443-1021.

Sincerely,



Martin J. Whitman
Chairman
Third Avenue Value Fund, Inc.

              THIRD AVENUE VALUE FUND, INC.
                     767 Third Avenue
              New York, New York 10017-2023


        NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            OF
              THIRD AVENUE VALUE FUND, INC.
               To be held November 15, 1996




TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF SHAREHOLDERS of Third Avenue Value Fund, Inc. (the "Fund"), a Maryland corporation, will be held on Friday, November 15, 1996 at The New York Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017. The meeting will convene at 10:00 a.m. Eastern Standard Time. The following proposals will be presented to the shareholders:

1.   To elect a Board of Directors;

2. To ratify the selection of Price Waterhouse LLP as the Fund's independent public accountants for the fiscal year ending
     October 31, 1996;

3. To approve or disapprove the proposed Agreement and Articles of Merger, which provide for a conversion of the Fund from a Maryland corporation to a Delaware business trust; and

4. To transact such other business as may properly come before the meeting, or any adjournment thereof.

The transfer books will not be closed, but only those shareholders of record of the Fund at the close of business on September 16, 1996, will be entitled to notice of, and to vote on, the proposals at the meeting or at any adjournment thereof.

Shareholders are invited to attend in person. If you plan to attend the meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. Whether you will be able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY.






October 12, 1996                   By Order of the Board of Directors
                                      Stuart Merzer, Secretary


            PLEASE RETURN YOUR PROXY IMMEDIATELY
         TO PREVENT ADDITIONAL SOLICITATION EXPENSE
PAGE

                      PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Directors of Third Avenue Value Fund, Inc. (the "Fund"), for use at a Special Meeting of Shareholders of the Fund (the "Meeting") scheduled for November 15, 1996, at 10:00 a.m., Eastern Standard Time at The New York Marriott East Side Hotel, 525 Lexington Avenue, New York, New York 10017 and at any adjournments thereof. The date of the first mailing of this Proxy Statement to shareholders was approximately October 12, 1996.

Only shareholders of record of the Fund at the close of business on September 16, 1996 ("Record Date") are entitled to notice of, and to vote on, the proposals at the Meeting or any adjournment thereof.
As of the Record Date, there were 22,466,433.923 outstanding shares of the Fund. Each stockholder is entitled to vote on the proposals on the basis of one vote per share, with proportionate voting for fractional shares.

The Fund is an open-end, non-diversified management investment company, as defined in the Investment Company Act of 1940, as amended (the
"Act"). It was incorporated in Maryland on November 27, 1989 and has an authorized capitalization of 200 million shares of $0.001 par value common stock. The shares of the Fund when issued against payment therefor are fully paid and non-assessable and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. On any matter submitted to a vote of stockholders, all shares of the Fund issued and outstanding as of the record date for such vote are entitled to vote.

Shareholders who execute proxies retain the right to revoke them at any time before they are voted by notifying the Fund or by voting at the meeting. A proxy, when executed and not revoked, will be voted as directed. In the absence of such direction, proxies will be voted in favor of all applicable proposals.

The Fund bears the total expense of this solicitation. Initial solicitations will be by mail. Further solicitations, at no charge to the Fund, may be made by mail, telephone or electronic means by Directors, officers and regular employees of the Fund or its investment adviser, EQSF Advisers,Inc. (the "Adviser").

Directors shall be elected by a plurality of the shares present in person or by proxy at the meeting provided a quorum is present (Proposal No. 1). The affirmative vote of the lesser of two-thirds of the shares represented at the meeting at which a quorum is present or a majority of all of the Fund's shares entitled to vote at the meeting is necessary for ratification of the selection of independent public accountants (Proposal No. 2). The affirmative vote of a majority of all the Fund's shares entitled to vote at the meeting is necessary for approval of conversion of the Fund from a Maryland corporation to a Delaware business trust (Proposal No. 3).

In the event that a quorum is not present or a quorum is present but sufficient votes in favor of any of the proposals described in this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies will propose one or more adjournments of the Meeting to permit further solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment all executed proxies which make no provision to the contrary (such as by instructing the proxies to vote against the proposal).

Abstentions and broker non-votes will likely be included for purposes of determining whether a quorum is present at the meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the meeting have been approved.

Audited financial statements of the Fund in the form of an Annual
Report have been mailed prior to this proxy mailing. It is not to be regarded as proxy soliciting material.


                      PROPOSAL NO. 1
                  ELECTION OF DIRECTORS

Shareholders will vote at the Meeting to elect nine directors. Proxies which do not contain specific instructions to the contrary will be voted in favor of the election of the nominees shown below to serve terms until the next meeting of shareholders and until their successors are elected and qualified. Each of the current nominees currently serve as a Director of the Fund and, if elected, will serve as provided in the preceding sentence or until his or her earlier death, resignation, retirement or removal.

Each of the nine persons listed below for election to the Board of Directors has consented to be nominated and to serve, if elected, as director. If any of the nominees are unavailable to serve as director, the proxies will be voted for such other persons as the Board of Directors may choose or the size of the Board may be reduced accordingly. The Fund currently knows of no reason why any of the nominees listed below will be unable to serve if elected. All of the nominees are currently directors of the Fund whose terms expire on the date of the meeting or when their successors are elected and qualified. Shareholders will also be asked to approve a proposal providing for the reorganization of the Fund into a Delaware business trust (see Proposal No. 3). If that proposal is approved, the initial share of beneficial interest in the Delaware business trust will also be voted for the election of the nominees as trustees and each trustee shall serve as such until the next election or until his term is terminated as provided in the Trust Instrument of the Delaware business trust.

The following table sets forth the names of management's nominees for election as Directors, their principal occupation or employment during the past five years including the periods during which each of them has served as a Director of the Fund, their age and the approximate number of shares of the Fund beneficially owned, directly or indirectly, by each of them as of September 16, 1996.  As of such date, the Directors and Officers of the Fund, as a group, beneficially owned, directly or indirectly 223,483.207 shares of the Fund, representing approximately 1% of the outstanding shares.
                        Principal                               Shares Owned
Nominee          Age    Occupation                              Beneficially

Phyllis W. Beck*  69    An Associate Judge (1981 to Present)    77,860.283
                        of the Superior Court of Pennsylvania;
                        Director of the Fund since November, 1992.

Tibor Fabian      73    A Consultant (1984 to Present) on       22,136.775
                        financial and organizational matters;
                        Director (1984 to Present) of REX
                        Stores, Inc., a chain of discount
                        electronic stores, formerly
                        Audio/Video Affiliates, Inc.;
                        Member, Board of Trustees
                    1979 to Present) of the
                        Hospital for Joint Diseases Orthopedic
                        Institute, NY; Director of the Fund
                        since its inception.

Gerald Hellerman   58   Managing Director (8/93 to Present)      2,024.573
                        of Hellerman Associates, a financial
                        and corporate consulting firm; Chief
                        Financial Analyst (1976 to 7/93) of
                        the Antitrust Division of U.S.
                        Department of Justice; Director of
                        the Fund since September, 1993.

Marvin Moser, M.D. 72   Trustee (1992 to Present) of the           392.176
                        Trudeau Institute, a medical research
                        institute; Clinical Professor of
                        Medicine (1984 to Present) at Yale
                        University School of  Medicine;
                        Senior Medical Consultant (1972 to
                        Present) for the National High Blood
                        Pressure Education Program of the
                        National Heart, Lung and Blood
                        Institute; Emeritus Chief of
                        Cardiology, Attending Physician in
                        Medicine and Cardiology (1954 to
                        1995) of the White Plains, NY
                        Hospital Medical Center; Chairman
                        (1977) and a member of the Committee
                        in 1980, 1984, 1988 and 1992 of the
                        Joint National Committee on
                        Detection, Evaluation and Treatment
                        of High Blood Pressure for the
                        National Heart, Lung and Blood
                        Institute; Director of the Fund since
                        November, 1994.

Donald Rappaport  69    President & Chief Operating Officer      23,072.205
                        (3/90 to 12/90) of the Fund and
                        Equity Strategies Fund, Inc. (1984 to
                        12/90); Director (1987 to 4/94) of
                        Equity Strategies Fund, Inc.;
                        President (1989 to 12/90) of Whitman
                        Advisors, Ltd., an investment
                        adviser; Registered Securities
                        Representative (1989 to 1991) of M.
                        J. Whitman & Co., Inc., a former
                        broker-dealer; a private investor
                        (1987 to Present); Director of the
                        Fund since its inception.

Myron M. Sheinfeld  65  Attorney and Shareholder (1986 to        38,915.964
                        Present) of Sheinfeld, Maley & Kay
                        P.C., a law firm; Adjunct Professor
                        (1975 to 1991) of the University of
                        Texas Law School; Director (1984 to
                        1992) of Equity Strategies Fund,
                        Inc.; Director (1988 to Present) of
                        Nabors Industries, Inc., an
                        international drilling contractor;
                        former Consultant (11/90 to 4/95) to
                        Meyer Hendricks Victor Osborn &
                        Maledon, a law firm in Phoenix,
                        Arizona; Director of the Fund since
                        its inception.

Martin Shubik   70      Seymour H. Knox Professor (1975 to       12,112.099
                        Present) of Mathematical and
                        Institutional Economics, Yale
                        University; Director (1984 to 4/94)
                        of Equity Strategies Fund, Inc.;
                        Director of the Fund since its
                        inception.

Charles C. Walden 52    Senior Vice President - Investments        556.813
                        (1973 to present) (Chief Investment
                        Officer) of Knights of Columbus, a
                        fraternal benefit society selling
                        life insurance and annuities;
                        Chartered Financial Analyst; Director
                        of the Fund since May, 1996.

Martin J. Whitman  71   Chairman, Chief Executive Officer       40,913.636
                        (CEO) (1/1/95 to Present) and
                        President (1/1/95 to 6/29/95) of M.J.
                        Whitman Holding Corp., (MJWHC), a
                        holding company managing investment
                        subsidiaries, and of M.J. Whitman,
                        Inc., a subsidiary of MJWHC and the
                        successor broker-dealer of M.J.
                        Whitman, L.P. (MJWLP), a Delaware
                        limited partnership which has been
                        dissolved; Chairman, CEO (1/1/95 to
                        Present), President (1/1/95 to
                        6/29/95) and Chief Investment Officer
                        (10/92 to Present) of M.J. Whitman
                        Advisers, Inc., a subsidiary of MJWHC
                        and an investment adviser to private
                        and institutional clients;
                        Distinguished Management Fellow (1972
                        to Present) and Member of Advisory
                        Board (10/94 to Present) of the Yale
                        School of Management at Yale
                        University; Director (3/93 to
                        Present) of Danielson Trust Company,
                        a trust company serving as the Fund's
                        custodian; Director (3/12/93 to
                        Present) of Herman's Holdings, Inc.,
                        a holding company, and of Herman's
                        Sporting Goods, Inc., a retail
                        sporting goods chain; President (1/91
                        to Present), Chairman and CEO (3/90
                        to Present) of the Fund; Chairman and
                        Managing Director (8/91 to 1/96) of
                        WHR Management Corporation, an
                        investment adviser; Director (3/91 to
                        Present) of Nabors Industries, Inc.,
                        an international drilling contractor;
                        Director and Chairman (8/90 to
                        Present), President (8/90 to 12/90)
                        CEO (8/96 to Present) and Chief
                        Investment Officer (12/90
                        to 8/96) of Danielson Holding
                        Corporation (DHC), a holding company;
                        Director (9/87 to Present) of KCP
                        Holding Company (KCP), an insurance
                        holding company and subsidiary of
                        DHC, and of National American
                        Insurance Company of California, an
                        insurance company and subsidiary of
                        DHC and KCP; Managing Director (3/87
                        to Present) of Whitman Heffernan
                        Rhein & Co., Inc., a financial
                        advisory firm; Chairman and CEO (4/86
                        to Present) and President (1/91 to
                        Present) of EQSF Advisers, Inc.,
                        investment adviser to the Fund;
                        President and CEO (10/74 to Present)
                        of Martin J. Whitman & Co., Inc.,
                        (formerly M.J. Whitman & Co., Inc.),
                        a private investment company;
                        Director of the Fund since its
                        inception; Chartered Financial
                        Analyst.



* Interested person" of the Fund as that term is defined in the Act. Mrs. Beck is deemed an "interested person" by virtue of being an immediate family member (sister) of an affiliated person (Mr. Whitman) of the Fund and the Adviser. Mr. Whitman is deemed an "interested person" by virtue of his position with the Fund and the Adviser.

Directors who are not affiliated persons of the Adviser are paid a fee by the Fund of $1,500 for each Board meeting attended, an annual stipend of $1,200 for the prior year of service and reimbursement for any incidental expenses incurred in connection with their attendance at Board meetings. During the fiscal year ended October 31, 1995, the Fund paid $20,700 in such fees and expenses to such Directors as a group. The directors do not receive any pension or retirement benefits. The
Board of Directors held four meetings during the fiscal year ended October 31, 1995. Each director standing for re-election attended at least 75% of the total number of meetings held of the Board of Directors and meetings held of the committees of which he or she was a member during the last fiscal year.

The Fund has no separate Nominating Committee. The directors will, subject to the provisions of the Act, fill any vacancies on the Board in accordance with applicable federal and state laws. The directors will consider candidates for nomination to the Board submitted by shareholders. Submissions must be in writing and addressed to the Board of Directors at the Fund's address. The directors expect to be able to identify independently an ample number of qualified candidates.

The Board of Directors recommends that shareholders vote "FOR" the election of the above nominees to the Board of Directors.

Executive Officers
The Fund does not pay any compensation to its officers for their services as such, but does pay the allocable portion of the salaries of officers providing administrative services to the Fund. During the fiscal year ended October 31, 1995, the Fund paid an aggregate of $59,878 in salaries to officers of the Fund as a group pursuant to the foregoing arrangements. The following table sets forth information with respect to the current executive officers of the Fund, including their business experience for the past five years and their age.


Name                 Age              Principal Occupation

David M. Barse        34        Executive Vice President and Chief
                                Operating Officer (5/96 to Present)
                                of the Fund; President, Chief
                                Operating Officer and Director
                                (7/96 to Present) of Danielson
                                Holding Corporation; Director (8/96
                                to Present) of National American
                                Insurance Company of California;
                                Director (8/96 to Present) of
                                Danielson Trust Company; Executive
                                Vice President and Director (4/95
                                to Present) of EQSF Advisers, Inc.;
                                President (6/95 to Present),
                                Director, Chief Operating Officer
                                (COO), Secretary (1/95 to 1/96)
                                and Executive Vice President (1/95
                                to 6/95) of M.J. Whitman Holding
                                Corp.; President (6/95 to Present),
                                Director, COO and Secretary (1/95
                                to Present), Executive Vice
                                President (1/95 to 6/95) of M.J.
                                Whitman, Inc.; President (6/95 to
                                Present), Director and COO (1/95 to
                                Present), Executive Vice President
                                (1/95 to 6/95) and Corporate
                                Counsel (10/92 to Present) of M.J.
                                Whitman Advisers, Inc.; Director (7/94
                                to 12/94), Executive Vice President and
                                Secretary (1/92 to 12/94) of
                                Whitman Securities Corp.; Vice
                                President and Corporate Counsel
                                (5/94 to 1/95) of the Fund; Counsel
                                (1/94 to 10/94) of Carl Marks
                                Strategic Investments, L.P.; and
                                Attorney (1/90 to 12/91) of
                                Robinson Silverman Pearce, a law
                                firm.
Michael T. Carney     42        Chief Financial Officer (CFO) and
                                Treasurer (3/90 to Present) of the
                                Fund; Director (8/96 tp Present) of
                                National American Insurance Company of
                                California; CFO, Treasurer,  Director
                                (1/1/95 to Present) and Executive
                                Vice President (6/29/95 to Present)
                                of M.J. Whitman Holding Corp. and
                                of M.J. Whitman, Inc.; Treasurer,
                                Director (1/95 to Present),
                                Executive Vice President (6/29/95
                                to Present) and CFO (10/92 to
                                Present) of M.J. Whitman Advisers,
                                Inc.; Treasurer (12/93 to Present)
                                of Longstreet Investment Corp.; CFO
                                (3/93 to 6/95) of Danielson Trust
                                Company; Limited Partner (1/92 to
                                12/94) of M.J. Whitman, L.P.; CFO
                                of WHR Management Corporation (8/91
                                to Present),  Danielson Holding
                                Corporation (8/90 to Present) and
                                Carl Marks Strategic Investments,
                                L.P., an investment partnership
                                (1/90 to 4/94); CFO (1/90 to 4/94)
                                of Carl Marks & Co., Inc., a
                                broker-dealer; CFO (8/89 to 12/90)
                                of Whitman Advisors, Ltd.; CFO and
                                Treasurer (5/89 to 4/94) of Equity
                                Strategies Fund, Inc.; CFO and
                                Treasurer (5/89 to Present) of EQSF
                                Advisers, Inc.; CFO (5/89 to
                                Present) of Whitman Heffernan Rhein
                                & Co., Inc., Martin J. Whitman &
                                Co., Inc., (formerly M.J. Whitman &
                                Co., Inc.) and WHR Management
                                Company, L.P., a firm managing
                                investment partnerships.

Kerri Weltz           29        Treasurer (5/96 to Present), Controller
                                (1/96 to Present), Assistant Controller
                                (1/93 to 12/95) and Staff Accountant (1/92
                                to 12/92) for the Fund; Controller (1/96
                                to Present), Assistant Controller (1/93
                                to 12/95), and Staff Accountant (1/92
                                to 12/92) of EQSF Advisers, Inc.;
                                Controller (8/96 to Present),
                                Payroll Manager (5/91 to 12/93) and
                                Accounts Payable Supervisor (5/91
                                to 12/91) of Danielson Holding
                                Corp.; Controller (5/96 to Present) and
                                Assistant Controller (1/95 to 5/96)
                                of Whitman Heffernan & Rhein
                                Workout Fund II, L.P. and Whitman
                                Heffernan & Rhein Workout Fund II-A, L.P.;
                                Assistant Treasurer (5/96 to Present) of
                                WHR Management Corp.; Assistant Treasurer
                                (5/96 to Present), Assistant Controller
                                (1/93 to 5/96), Staff Accountant
                                (1/92 to 12/92), Payroll Manager
                                (5/91 to 12/93) and Accounts
                                Payable Supervisor (5/91 to 12/91)
                                of Whitman Heffernan Rhein & Co.,
                                Inc.; Assistant Treasurer (5/96 to
                                Present), Payroll Manager (5/91 to
                                12/93), Accounts Payable Supervisor
                                (5/91 to 12/91) of M.J. Whitman &
                                Co., Inc.; Assistant Controller
                                (10/94 to 12/95) of Longstreet
                                Investment Corp and Emerald Investment
                                Partners, L.P.; Assistant Controller
                                (1/93 to 4/94) and Staff Accountant
                                (1/92 to 12/92) of Equity Strategies Fund,
                                Inc.; Payroll Manager (5/91 to 12/93) of
                                M.J. Whitman, L.P.; Accounting Clerk (6/89 to 12/91) of Mediamark Research, Inc.

Stuart L. Merzer      30        Secretary (10/96 to Present) and Compliance

                                Director (8/95 to Present) of the Fund;
                                Secretary (10/96 to Present) and Compliance
                                Director (8/95 to Present) of EQSF
                           Advisers,Inc.; Compliance Director (8/95 to
                           Present)of M.J. Whitman Advisers, Inc.;
                           Compliance Examiner/Staff Accountant (6/90 to 8/95) at United States Securities &
                           Exchange Commission - Investment Management
                           Division, Northeast Regional Office.

                                PROPOSAL NO. 2
               RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP
             AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL
                          YEAR ENDING OCTOBER 31, 1996

At its meeting on November 15, 1995, the Board of Directors, including a majority of those directors who are not "interested persons" (as that expression is defined in the Act) of the Fund, selected the firm of Price Waterhouse LLP to be independent public accountants to the Fund for the fiscal year ending October 31, 1996. Shareholders of the Fund are being asked at this meeting to ratify the selection of Price Waterhouse LLP. Services in connection with the audit function to be performed by the Fund's independent public accountants include: (i) the examination of the annual financial statements of the Fund; (ii) all services rendered in order to permit the auditors to render a formal opinion on the Fund's financial statements; and (iii) provision of assistance and consultations with respect to filings with the SEC. Price Waterhouse LLP does not have any direct or indirect financial interest in the Fund. It is not expected that a representative of Price Waterhouse LLP will be present at the Meeting.

Recommendation
The Board of Directors recommends that you vote FOR ratification of the selection of Price Waterhouse LLP as independent accountants to the Fund. Unless a contrary specification is made, any executed but unmarked proxies will be voted FOR this Proposal No. 2.


                      PROPOSAL NO. 3
TO APPROVE OR DISAPPROVE THE PROPOSED AGREEMENT AND ARTICLES
  OF MERGER WHICH PROVIDE FOR THE CONVERSION OF THE FUND
 FROM A MARYLAND CORPORATION TO A DELAWARE BUSINESS TRUST

At a meeting on September 12, 1996, the Board of Directors of the Fund approved in concept the conversion of the Fund from a Maryland Corporation to a Delaware business trust. On September 12, 1996, the Board approved an Agreement and Articles of Merger (the "Agreement") in substantially the form attached hereto as Exhibit A. The Agreement provides for the conversion of the Fund by means of a merger (the "Merger") of the Maryland corporation into a newly created Delaware business trust (the "Trust").

The investment objective, policies and limitations of the Fund will not change as a result of the conversion. The Trust will carry on the business of the existing Fund. The Adviser will be responsible for the investment management of the successor Trust, subject to supervision by the Board of Trustees, under an investment advisory agreement identical to the current agreement with the Adviser.

REASONS FOR THE PROPOSED CONVERSION
The Fund was originally incorporated in Maryland on November 27, 1989 and began operations on October 9, 1990. The Directors unanimously recommend conversion of the Fund by merger to a Delaware business trust format. The Directors have determined that Delaware business trust law affords additional advantages to the operations of a mutual fund as compared to those available under Maryland law, particularly those relating to the issuance of separate series or classes of shares, the legal distinctness of such separate series or classes of shares and mergers and other extraordinary transactions. The Fund is contemplating the addition of separate series or funds to the existing Fund and the reorganization into a Delaware business trust would afford the Fund the flexibility to add such series or funds in the future.

The Delaware business trust law contains certain provisions that permit mutual funds to operate flexibly and efficiently. For example, Delaware business trusts are not required to hold annual meetings of shareholders. The Delaware business trust law provides specifically that each series of a trust will not be liable for the debts of another series provided certain conditions are met. Unlike certain other business trusts (such as Massachusetts), Delaware business trust law provides specifically that shareholders of a Delaware business trust are not subject to liability for the obligations of the trust. Finally, the Delaware business trust law has very liberal provisions regarding extraordinary corporate transactions, such as mergers.

The following discussion summarizes the material differences between the legal structure of a Delaware business trust, created pursuant to the Delaware Business Trust Act (the "Delaware Act"), and a corporation organized under the General Corporation Law of Maryland
(the "GCL"), by comparing the provisions of the proposed governing instruments of the Trust, the Agreement and Declaration of Trust and By-Laws, with the provisions of the Fund's corporate charter and By-Laws, and the Fund's current governing instruments prior to its change of domicile.

            DIFFERENCES BETWEEN LEGAL STRUCTURES

AN OVERVIEW OF THE GOVERNING INSTRUMENTS
An Agreement and Declaration of Trust ("Declaration of Trust") is the instrument which provides for the purpose, powers, capital structure and governance of the business and affairs of the Trust. The Trust's By-Laws also contain provisions governing the operations of the Trust. Under the GCL, the business and affairs of a Maryland corporation are governed by its charter and By-Laws subject to the provisions of the GCL.

A MULTIPLE SERIES INVESTMENT COMPANY
Under the Delaware Act, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the trust are enforceable only against the assets of such series, and not against the assets of another series or of the trust generally, provided that certain requirements are satisfied. The Trust intends to fulfill such requirements and its Declaration of Trust provides that each of its series shall not be charged with the liabilities of another series.

The GCL does not contain specific statutory provisions addressing series liability with respect to a multiple series investment company; however, if the stock of a corporation is divided into classes or series, the GCL requires the charter to set forth any preferences or restrictions relating to such classes or series. It is possible, however, that the assets of one series would be subject to the liabilities of another series, including contractual liabilities if the contracts in question did not negate such liabilities.

SHAREHOLDER VOTING POWERS AND MEETINGS
Shareholders of both a Delaware business trust and a Maryland corporation registered as an investment company are subject to the voting requirements contained in the Act in connection with the election and removal of directors/trustees, the selection of auditors, the approval of investment advisory agreements and plans of distribution, and certain changes in investment company status or certain investment policies. There are differences, however, in the Delaware Act and the GCL with respect to shareholder voting on other matters.

The Trust's Declaration of Trust provides that all shares of the Trust entitled to vote on a matter shall vote without differentiations between the separate series on a one-vote-per-share basis; each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. If a matter to be voted on does not affect the interests of all series, then only the shareholders of the affected series shall be entitled to vote on the matter. The Trust's Declaration of Trust gives the shareholders of a fund the right to vote only: (i) for the election or removal of trustees; (ii) with respect to additional matters relating to the Trust as may be required by the Act; and
(iii) on such other matters as the trustees may consider necessary or desirable.

The Fund's corporate charter, consistent with the GCL, provides that the holder of each share of stock of the Fund is entitled to one vote for each full share, and a fractional vote for each fractional share of stock.

The Trust's By-Laws provide that a special meeting of shareholders for the purpose of voting upon the removal of any trustee shall be called by the Secretary upon the written request of the holders of shares entitled to cast not less than 10% of all votes entitled to be cast at the meeting. The GCL and the Fund's By-Laws provide that the Board of Directors must call a special meeting of shareholders for any valid purpose upon the written request of the holders of shares entitled to cast not less than 25% of all votes entitled to be cast at the meeting.

With respect to amendments, the Trust's Declaration of Trust states that, if shares of a series have been issued, approval by the shareholders of such series is required to adopt any amendments to the Declaration of Trust which would adversely affect to a material degree the rights and preferences of the shares of such series or to increase or decrease the par value of the shares of such series. In addition, before adopting any amendment to the Declaration of Trust relating to shares of a series, without shareholder approval, the trustees are required to determine that it is: (i) consistent with the fair and equitable treatment of all shareholders; and (ii) shareholder approval is not required by the Act or other applicable law.

With respect to charter amendments, under the Fund's charter and the GCL, the charter may be amended only: (i) upon adoption of a resolution by the directors which sets forth the proposed amendments; and (ii) approval of the proposed amendment by the holders of a majority of the Fund's outstanding shares entitled to vote. Because shareholder approval is required for each amendment to the charter, the GCL is more restrictive than the Delaware Act or the Declaration of Trust.

Under both the Delaware Act and the GCL, annual meetings of a registered investment company's shareholders are not required to be held. Pursuant to the GCL, however, an annual meeting is required to be held when the Act requires the election of directors to be acted upon by shareholders. The Delaware Act does not require an annual meeting to be held in any case.

SHAREHOLDER LIABILITY
The Delaware Act provides that, except to the extent otherwise provided in the governing instrument, the shareholders of a Delaware business trust shall be entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the general corporation law of Delaware. As a general matter, shareholders of both Delaware and Maryland corporations are not liable for the obligations of the corporation.

TRUSTEE/DIRECTOR LIABILITY
The Delaware Act provides that a trustee, when acting in such capacity, shall not be personally liable to any person other than the business trust or a beneficial owner for any act, omission or obligation of the business trust or any trustee. The Delaware Act also states that the trustee's duties and liabilities to the trust and its shareholders may be expanded or restricted by provisions in the governing instrument. In this regard, the Trust's Declaration of Trust provides that the trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee. In addition, the Declaration of Trust also states that the trustees, acting in their capacity as trustees, shall not be personally liable for acts done by or on behalf of the Trust.

The GCL requires a director to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interest of the Fund and with the care that an ordinarily prudent person in a like position would use under similar circumstances. A director who performs his or her duties in accordance with this standard has no liability by reason of being or having been a director. If it is established that a director did not meet the foregoing standard, the director, for example, may be personally liable to the corporation for (i) voting or assenting to a distribution of assets to shareholders which is in violation of the charter or the GCL; and (ii) voting or assenting to a repurchase of the Fund's shares in violation of the GCL.

The provisions of the Trust's Declaration and the GCL are subject to the provisions of the Act which contemplate the possibility of personal liability by a trustee or director in certain circumstances, such as breach of fiduciary duty involving personal misconduct.

INDEMNIFICATION
The Declaration of Trust, consistent with the Delaware Act, provides that the Trust, subject to its By-Laws, may indemnify, out of its assets, and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages, arising out of, or related to, such trustee's performance of his or her duties as a trustee or officer. As required by the Act, pursuant to the Declaration of Trust, the Trust will not indemnify any trustee or officer from or against any liability to the Trust or any shareholder by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Fund's corporate By-Laws do not provide for indemnification of directors and officers although the GCL and the Act would permit indemnification to the same extent as is provided by the Trust's
Declaration of Trust.

               PROCEDURES FOR REORGANIZATION

Upon consummation of the Agreement, the initial series of the Trust will continue the Fund's business with the same investment objective and policies. The net asset value of the Fund will not be affected by the Merger. The Trust has been organized specifically for the purpose of effecting the Merger. Immediately prior to the effective date of the Merger, the Trust will have outstanding only a nominal number of shares of beneficial interest of the Trust. Assuming approval of this Proposal, such shares will be voted in favor of the election of the directors proposed to be elected at this meeting who will then serve as trustees of the Trust (see Proposal No. 1).

The Fund's officers have also been selected as officers of the Trust and will have comparable responsibilities. Consummation of the Merger will not result in the recognition of income, gain or loss for Federal income tax purposes to the Fund or the Fund's respective shareholders (see Federal Income Tax Consequences of the Plan.)

The Agreement provides that on the effective date of the Merger, shareholders of the Fund will receive shares of the initial series of the Trust in exchange for their shares in the Fund. The Trust will establish open accounts on the share records of the Trust in the names of the shareholders of record of the Fund as of the close of business on the effective date of the Merger and will credit to such accounts the exact number of full and fractional shares of the initial series of the Trust such shareholder held in the Fund. Fractional shares of Trust shares of beneficial interest will be carried to the third decimal place. On the effective date of the Merger, the net asset value per share of the Trust shall be deemed to be the same as the net asset value per share of the Fund. As soon as practicable after the effective date of the Merger, each stockholder shall receive a statement indicating his or her ownership of shares of the Trust. Please note that no share certificates will be issued by the Trust.

The Agreement provides that the effective date of the Reorganization will be th e day on which the Agreement and Articles of Merger are filed with the Maryland State Department of Assessments and Taxation. lt is expected that this will be on or about
, 1996, or as soon thereafter as the directors deem advisable and in the best interest of the Fund and its shareholders. The Agreement provides that on the effective date of the Merger, the separate existence of the Fund shall cease. All the assets, rights, privileges, powers and franchises of the Fund and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in the initial series of the Trust without any further act. All such assets, rights, privileges, powers and franchises are thereafter completely the property of such series of the Trust as they were of the Fund. Such series of the Trust will become responsible for all the liabilities and obligations of the Fund, and the liabilities of the Fund's shareholders, directors, trustees and officers shall not be affected by the Merger, nor shall the rights of the creditors thereof or any persons dealing with the Fund or any liens upon the property of the Fund be impaired by the Merger. The Merger is subject to a number of conditions which are customary in reorganizations of this kind. The Agreement and Articles of Merger may be terminated and the Merger abandoned at any time prior to the effective date of the Merger by the Board of Directors of the Fund or the Trustees of the Trust.

                CAPITALIZATION AND STRUCTURE

The Fund is an open-end diversified management investment company, as defined in the Act. It has an authorized capitalization of 200 million common shares of $0.001 par value.  The Fund has no other class of security outstanding.  All shares have equal voting and
liquidation rights and are entitled to one vote per share. All outstanding shares have equal dividend rights, are fully paid, non-assessable and freely transferable and have no conversion, preemptive or subscription rights.  Fractional shares have the same rights, pro rata, as full shares.  The Trust was organized on
  , 1996 and was established pursuant to the Delaware Act.  The Trust has an unlimited number of shares of beneficial interest authorized, all of which have a par value of $0.001 per share.
series of the Trust have been authorized, corresponding to the Fund
and               newly created additional series of the Trust.  Each
series has been allocated an unlimited number of shares. All outstanding shares of the Trust have equal dividend rights, are fully paid, non-assessable, and freely transferable and have no conversion, preemptive or subscription rights. Shares of both the Fund and the Trust may be divided into sub-classes or sub-series. Prior to the Merger, the Trust will have nominal assets and no liabilities. The sole shareholder of the Trust will be the Fund. The Trust will have the same fiscal year end as the Fund, which is October 31.

Shares of the Fund will be exchanged for shares of the Trust pursuant to the Agreement and Articles of Merger. Thereafter, shares of the Trust will be available for issuance at their net asset value. The Trust will adopt the Fund's existing registration statements under the Securities Act of 1933 and the Act.


        FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

It is anticipated that the transaction contemplated by the Agreement and Articles of Merger will be tax free. Consummation of the Merger is subject to receipt of an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund and the Trust, that under the Internal Revenue Code of 1986, as amended, the Merger of the Fund into a series of the Trust will not give rise to the recognition of a gain or loss for Federal income tax purposes to the Fund, the Trust or shareholders of the Fund. A shareholder's adjusted basis for tax purposes in the shares of the Fund immediately before the Merger will be the same in the shares of the Trust immediately after the Merger. Each shareholder should consult his (her) own tax advisor with respect to the details of these tax consequences and with respect to state and local tax consequences of the proposed transaction.

                  REQUESTS FOR REDEMPTION

Any request to redeem shares of the Fund received and processed prior to the Merger will be treated as a redemption of shares of the Fund. Any request to redeem shares received or processed after the Merger will be treated as a request for the redemption of a like number of shares of the Trust.

Recommendation
The Board of Directors recommends that you vote FOR approval of the proposed Agreement and Articles, which provide for conversion of the Fund from a Maryland Corporation to a Delaware Business Trust. Unless a contrary specification is made, any executed but unmarked proxies will be voted FOR this Proposal No. 3.


                 PRINCIPAL SHAREHOLDERS

On the record date, September 16, 1996, to the knowledge of the management of the Fund, only the following persons owned of record or beneficially more than 5% of the outstanding shares of the Fund:

Name and Address              Percentage of Class     Number of Shares

Charles Schwab & Co., Inc.1        31%                7,037,851.671
101 Montgomery Street
San Francisco, CA 94104

National Financial
Services Corp.2                    ___%                ____________
200 Liberty Street 5th Floor
New York, NY 10284

Donaldson Lufkin & Jenrette3       ___%                ____________
Securities Corporation
Mutual Funds Dept. 5th Floor
PO Box 2052, Jersey City, NJ 07303


1. Charles Schwab & Co., Inc. is a discount broker-dealer acting as a nominee for registered investment advisers whose clients have purchased shares of the Fund.

2. National Financial Services Corp. is a broker-dealer holding shares of the Fund as a nominee for its clients.

3. Donaldson Lufkin & Jenrette Securities Corporation is a broker-dealer holding shares for the benefit of their clients.


                       OTHER BUSINESS

As stated previously, the cost of solicitation of proxies will be borne by the Fund. Solicitation will be made by mail, and may be made by directors, officers and employees, personally or by telephone or telegram. Proxy cards and material also will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of stock, and the Fund expects to reimburse such parties for their costs and expenses.

While this notice of Special Meeting of Shareholders provides for the transaction of such other business as may properly come before the meeting, the directors know of no other business to be presented other than that set forth in this proxy statement. The enclosed proxy gives discretionary authority in the event other matters should be presented. If any other matters properly come before the meeting, proxies will be voted in accordance with the judgment of the Board of Directors.



            SUBMISSION OF SHAREHOLDER PROPOSALS

Any proposal to be presented by a shareholder for inclusion in a proxy statement for any subsequent shareholders meeting should be sent to the Fund (or the Trust assuming approval of Proposal No. 3) within a reasonable time prior to the solicitation of proxies for that meeting. Submission of proposals by shareholders does not guarantee its inclusion in a proxy statement since applicable state, or federal rules may prohibit the proposal. Neither the Fund nor the Trust is obligated to call a shareholder meeting to consider any proposal which is substantially the same as a matter voted upon by the shareholders held during the preceding twelve months, unless requested by the holders of a majority of all shares entitled to be voted upon at such meeting.



                                    Respectively Submitted,

                                               Stuart L. Merzer
October 12, 1996                                 Secretary
                                                               EXHIBIT "A"

             AGREEMENT AND ARTICLES OF MERGER
                         between
              Third Avenue Value Fund, Inc.
                 (a Maryland Corporation)
                           and

               (a Delaware Business Trust)



AGREEMENT AND ARTICLES OF MERGER, dated as of the    day of November,
1996 (hereinafter referred to as the "Agreement"), by and between
                           , a Delaware business trust having its
principal office in Wilmington, Delaware (hereinafter referred to as "Third Avenue Delaware" or the "Surviving Trust"), and Third Avenue Value Fund, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter referred to as "Third Avenue Maryland"), said business entities being hereinafter sometimes collectively referred to as the "Constituent Funds."

                        BACKGROUND

1.1 Authorized Shares. Third Avenue Delaware is a business trust duly organized and existing under the laws of the State of
     Delaware, having been formed on                            ,
     1996 under Title 12, Delaware Code, Part V, Chapter 38, the Delaware Business Trust Law (1988), and has authorized an unlimited number of shares of beneficial interest, par value $.001 per share.

        Third Avenue Delaware has authorized and allocated an unlimited number of shares of beneficial interest to one series, and may in the future create additional series of beneficial interest.

        Third Avenue Maryland is a corporation duly organized and existing under the law of the State of Maryland, having been incorporated on November 27, 1989 under the General Corporation Law of the State of Maryland, and has authorized capital stock consisting of 200 million shares of common stock, par value $.001 per share with an aggregate par value of two million dollars ($2,000,000).

        Third Avenue Delaware has one share of beneficial interest issued and outstanding which is held by Third Avenue Maryland.

1.2 Offices. The principal office of Third Avenue Maryland in the State of Maryland is located in Baltimore City, Maryland.

        The principal office of Third Avenue Delaware in the State of Delaware is located in Wilmington, Delaware. The resident agent of Third Avenue Delaware in the State of Delaware is The Corporation Trust Incorporated.

        Neither Third Avenue Maryland nor Third Avenue Delaware own any interests in real property located in Maryland.

        The address and principal place of business of Third Avenue Delaware and Third Avenue Maryland is 767 Third Avenue, New York, New York 10017.

1.3 Authorization. The terms and conditions of the transaction set forth in this Agreement were advised, authorized, and approved by Third Avenue Maryland in the manner and by the vote required by its Articles of Incorporation and the laws of the State of Maryland and by Third Avenue Delaware in the manner and by the vote required by its Agreement and Declaration of Trust and the laws of the State of Delaware. The Board of Directors of Third Avenue Maryland and the Board of Trustees of Third Avenue Delaware have, by resolutions duly adopted, approved this Agreement and the merger of Third Avenue Maryland into the Surviving Trust as being advisable and in the best interests of their respective business entities and shareholders. The Board of Directors of Third Avenue Maryland and the Board of Trustees of Third Avenue Delaware directed the submission of this Agreement to their respective shareholders. Under the terms of the Merger, as set forth herein, on the Effective Date of the Merger, Third Avenue Delaware will distribute shares to the shareholders of Third Avenue Maryland.

        The Board of Directors of Third Avenue Maryland and the Board of Trustees of Third Avenue Delaware have adopted this Agreement as a Plan of Reorganization intended to qualify as such under the provisions of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended.

        NOW THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:


                  ARTICLE I - THE MERGER

1.1 Third Avenue Maryland and Third Avenue Delaware agree that Third Avenue Maryland shall be merged into Third Avenue Delaware (hereinafter the "Merger"). Third Avenue Delaware shall be the Surviving Trust and shall be governed by the laws of the State of Delaware. The terms and conditions of the merger and the mode of carrying the same into effect are as set forth in this Agreement.

1.2 The Agreement and Declaration of Trust of Third Avenue Delaware as it shall exist on the Effective Date of the Merger (as hereinafter defined) shall constitute the Agreement and Declaration of Trust of the Surviving Trust.

1.3 The Bylaws of Third Avenue Delaware as they exist on the Effective Date of the Merger shall constitute the Bylaws of the Surviving Trust.

1.4 The Trustees of Third Avenue Delaware on the Effective Date of the Merger shall constitute the Board of Trustees of Third
     Avenue Delaware and shall hold office until their successors are elected and shall qualify or until their earlier resignation, death or removal.

1.5 Price Waterhouse LLP shall continue as auditors to report upon the financial statements of the Surviving Trust.


   ARTICLE II - CONVERSION OF SHARES AND EXCHANGE RATIO

2.1 Upon the effective date of the Merger, shareholders of Third Avenue Maryland will receive shares of the Third Avenue Value Fund series of Third Avenue Delaware (the "Initial Series") in exchange for their shares in Third Avenue Maryland. The manner and basis of converting the issued and outstanding shares of the common stock of Third Avenue Maryland into the shares of beneficial interest of Third Avenue Delaware shall be as follows:

        (a)    Immediately following the Effective Date, as defined in
               Article III herein, Third Avenue Delaware will establish open accounts on its stock records for the Initial Series in the names of the shareholders of record of Third
               Avenue Maryland as of the close of business on the Effective Date and credit to such accounts the exact number of full and fractional shares of the Initial
               Series such shareholder held in Third Avenue Maryland as of the close of business on the Effective Date. Fractional shares of the Initial Series will be carried to the third decimal place. On the Effective Date, the net asset value per share of the Initial Series shall be deemed to be the same as the net asset value per share of Third Avenue Maryland. As promptly as practicable after the Effective
Date,
               each stockholder of record of Third Avenue Maryland shall be sent at that stockholder's address of record, a statement indicating the number of shares of the Initial Series which have been credited to his or her account. Simultaneously with the crediting of the shares of the Initial Series to the shareholders of record of Third
               Avenue Maryland, the shares of the Third Avenue Maryland held by such shareholders shall be canceled.

        (b) On the Effective Date, the shares of the Initial Series heretofore held by Third Avenue Maryland shall be redeemed and canceled by Third Avenue Delaware.

2.2 Each of the shares of beneficial interest of the Initial Series of Third Avenue Delaware issued and outstanding on the Effective Date of the Merger shall remain issued and outstanding and unaltered by the terms of this Agreement.

2.3 On the Effective Date, each share of Third Avenue Maryland which has been authorized but is unissued and not outstanding, will become a share of the Initial Series of Third Avenue
     Delaware.



        ARTICLE III - EFFECTIVE DATE OF THE MERGER

3.1 The Merger shall become effective when, subject to the terms and conditions hereof, the following actions shall have in all respects been completed:

        (i) this Agreement shall have been adopted by the shareholders of Third Avenue Maryland in accordance with the requirements of the laws of the State of Maryland, which adoption shall have been certified thereon by the Secretary or an Assistant Secretary of Third Avenue Maryland;

        (ii) this Agreement, certified as aforesaid, shall have been executed, acknowledged and filed in accordance with the requirements of the laws of the State of Maryland;

        (iii) this Agreement shall have been approved and adopted by Third Avenue Delaware in accordance with the requirements of the laws of the State of Delaware; and

        (iv) Third Avenue Maryland, as sole shareholder of Third Avenue Delaware, shall have elected the Trustees of Third Avenue Delaware with outstanding shareholders on the record date relating to approval of the Agreement.

        The effective time of the Merger shall be the close of business of Third Avenue Delaware on the date this Agreement is filed in accordance with the requirements of the law of the State of Maryland. The date and time when the Merger shall become effective as aforesaid is herein referred to as the "Effective Date of the Merger."

3.2 On the Effective Date of the Merger, the separate existence of Third Avenue Maryland shall cease, except to the extent, if any, continued by Statute. All the assets, rights, privileges, powers and franchises of Third Avenue Maryland and all debts due on whatever account to it, shall be taken and deemed to be transferred to and vested in Third Avenue Delaware without further act or deed; and all such assets, rights, privileges, powers and franchises shall be thereafter as completely the property of Third Avenue Delaware as they were of Third Avenue Maryland; and the title to and interest in any real estate vested by deed, lease or otherwise, unto either of the Constituent Funds, shall not revert or be in any way impaired. Third Avenue Delaware shall be responsible for all the liabilities and obligations of Third Avenue Maryland, but the liabilities of the Constituent Funds or of their shareholders, directors, trustees, or officers shall not be affected by the Merger, nor shall the right of the creditors thereof or any persons dealing with such business entities, or any liens upon the property of such business entities, be impaired by the Merger, and any claim existing or action or proceeding pending by or against either of such business entities may be prosecuted to judgment as if the Merger had not taken place, or Third Avenue Delaware may be proceeded against or substituted in place of Third Avenue Maryland. Except as otherwise specifically set forth in this Agreement, the identity, existence, purposes, powers, franchise, rights, immunities and liabilities of Third Avenue Delaware and of Third Avenue Maryland shall continue unaffected and unimpaired by the Merger. Unless otherwise agreed to by the parties thereto, all contractual obligations to which Third Avenue Maryland is subject prior to the merger shall become contractual obligations of the Initial Series of Third Avenue Delaware.

3.3 Prior to the Effective Date of the Merger, the Constituent Funds shall take such action as shall be necessary or appropriate in order to effect the Merger. In case at any time after the Effective Date of the Merger, Third Avenue Delaware shall determine that any further conveyance, assignment or other documents or any further action is necessary or desirable to vest in or confirm to Third Avenue Delaware full title to all the properties, assets, rights, privileges, and franchises of the Constituent Funds, the officers, directors and trustees of the Constituent Funds, at the expense of the Initial Series of Third Avenue Delaware, shall execute and deliver all such instruments and take all such action as Third Avenue Delaware may determine to be necessary or desirable in order to vest in and confirm to Third Avenue Delaware title to and possession of all such cash and securities and other properties, assets, rights, privileges and franchises, and otherwise to carry out the purpose of this Agreement.

       ARTICLE IV - REPRESENTATIONS AND WARRANTIES

4.1 Each of the Constituent Funds represents and warrants to the other that:

        (a) Such Fund is duly organized and existing in good standing under the laws of its jurisdiction of incorporation or organization, respectively.

        (b) Such Fund is duly registered as an open-end management company under the Investment Company Act of 1940 or in the case of Third Avenue Delaware, will be so registered no later than the Effective Date of the Merger.

        (c) It has full power and authority to carry on its business as it is presently being conducted and to enter into the Merger.

        (d) There is no suit, action, or legal or administrative proceeding pending, or to its knowledge threatened, against it which, if adversely determined, might materially and adversely affect its financial condition or the conduct of its business.

        (e) At the Effective Date of the Merger, consummation of the transactions contemplated hereby will not result in the breach of or constitute a default under any agreement or instrument by which it is bound.

        (f) All of its presently outstanding shares are validly issued, fully paid and non-assessable.

        (g) Immediately prior to the Effective Date of the Merger, Third Avenue Maryland will have valid and unencumbered title to its cash, securities, and other assets, if any, except to the extent the Initial Series consents to taking title subject to any encumbrance.

        (h) The audited financial statements of Third Avenue Maryland for its most recent fiscal year, appearing in its registration statement on Form N-1A, and interim unaudited financial statements, fairly present the financial position of such Corporation as of the respective dates indicated thereon, and the results of its operations and changes in net assets for the respective periods indicated, in conformity with generally accepted accounting principles applied on a consistent basis.


                   ARTICLE V - CONDITIONS

5.1 The obligations of each of the Constituent Funds to consummate the Merger shall be subject to the following conditions:

        (a) The representations and warranties of the other Fund contained herein shall be true as of and at the Effective Date of the Merger and with the same effect as though made at such date and such other Constituent Fund shall have performed all obligations required by this Agreement to be performed by it prior to the Effective Date;

        (b) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

        (c) A post-effective amendment to the Registration Statement of Third Avenue Maryland on Form N-1A under the Securities Act of 1933, relating to the shares of the Initial Series of Third Avenue Delaware issuable hereunder, shall have been filed by Third Avenue Delaware with the Commission and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

        (d) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the Investment Company Act of 1940 nor instituted any proceeding seeking to enjoin consummation of the reorganization under
               Section 25(c) of the Investment Company Act of 1940.

        (e) Third Avenue Maryland shall mail to each shareholder of record of Third Avenue Maryland entitled to vote at the meeting of shareholders at which action on this Agreement is to be considered, a Proxy Statement which complies in all material respects with the applicable provisions of the Federal securities laws and the rules and regulations thereunder.

        (f) Each party shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom, New York, New York, to the effect that the Merger contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and as such: (1) no gain or loss will be recognized by either Constituent Fund or to the shareholders thereof; (2) the basis of the shares of beneficial interest of the Initial Series of Third Avenue Delaware received by Third Avenue Maryland shareholders will be the same as the basis of the shares of Third Avenue Maryland surrendered in exchange therefor; and (3) the holding period of shares of beneficial interest of the Initial Series of Third Avenue Delaware received by Third Avenue Maryland shareholders will include the holding period of Third Avenue Maryland stock surrendered in exchange therefor, provided that Third Avenue Maryland stock was held as a capital asset on the date of the exchange.

        (g) Each party shall have received an opinion from Skadden, Arps, Slate, Meagher & Flom or Miles & Stockbridge in form and substance satisfactory to it, relating to its authority to engage in the transactions contemplated hereby and to the effect (i) that this Agreement and the merger contemplated thereby and the execution thereof have been duly authorized and approved by all requisite action of Third Avenue Maryland and Third Avenue Delaware, respectively, and this Agreement has been duly executed and delivered by Third Avenue Maryland and Third Avenue Delaware, respectively, and is a legal, valid and binding agreement of each such party in accordance with its terms; (ii) the shares of beneficial interest of the Initial Series of Third Avenue Delaware to be issued pursuant to the terms of this Agreement, have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be nonassessable; (iii) Third Avenue Maryland is duly organized, validly existing and in good standing under the laws of the State of Maryland and Third Avenue Delaware is duly organized and validly existing under the laws of the State of Delaware.

        (h) The shares of beneficial interest of Third Avenue Delaware shall have been duly qualified for offering to the public in those states of the United States and jurisdictions in which they are presently qualified, so as to permit the transfers contemplated by this Agreement to be consummated.

        (i) The holders of at least a majority of the outstanding shares of common stock of Third Avenue Maryland shall have voted in favor of the adoption of this Agreement and the Merger at an annual or special meeting or any adjournment thereof.

                  ARTICLE VI - COVENANTS

6.1 Third Avenue Maryland shall distribute all declared but unpaid dividends to its shareholders prior to the Effective Date of the Merger.


                ARTICLE VII - TERMINATION

7.1 Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption hereof by the shareholders of the Constituent Funds) prior to the Effective Date of the Merger:

        (a)    by mutual consent of the Constituent Funds; or

        (b) on and after January 1, 1997, by either of the Constituent Funds if any condition set forth in Article V hereof has not been fulfilled or waived by it.

7.2 An election by a Constituent Fund to terminate this Agreement and abandon the Merger shall be exercised by a majority vote of its Board of Directors or Board of Trustees, respectively.

7.3 At any time prior to the filing of this Agreement, any of the terms or conditions of this Agreement may be waived by the Constituent Fund entitled to the benefit thereof by action taken by its Board of Directors or Board of Trustees, respectively, or its President if, in the good faith judgment of such Board, such waiver will not have a material adverse effect on the benefits intended under this agreement to the shareholders of the Constituent Fund on behalf of which such action is taken.

7.4 The respective representations and warranties of the Constituent Funds contained in Article IV hereof shall expire with, and be terminated by, the Merger, and neither the respective Constituent Funds nor any of their directors or trustees, respectively, or officers shall have any liability with respect to any such representations or warranties after the Effective Date of the Merger. This provision shall not protect any director or trustee, respectively, or officer of either of the Constituent Funds against any liability to such Fund or to its shareholders to which he would otherwise be subject.

               ARTICLE VIII - MISCELLANEOUS

8.1 This Agreement constitutes the entire agreement between the parties and there are no agreements, understandings, restrictions, representations or warranties between the parties other than those set forth herein or herein provided for.

8.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of such counterparts together shall constitute but one instrument.

     IN WITNESS THEREOF, each of the Constituent Funds has caused this Agreement and Articles of Merger to be executed on its behalf by its President and its corporate seal to be affixed thereto and attested by its Secretary all as of the day and year first above written.

Attest:                                      THIRD AVENUE VALUE FUND, INC.
                                     a Maryland corporation

/s/ Stuart L. Merzer                 By: /s/
Stuart L. Merzer, Secretary                           , President

Attest:                                __________________________
                                        a Delaware business trust

/s/ Stuart L. Merzer                  By:/s/
Stuart L.Merzer, Secretary                                    , President
                 CERTIFICATION OF ADOPTION
                             OF
              AGREEMENT AND ARTICLES OF MERGER


The undersigned hereby certify that the terms and conditions of the merger as set forth in the foregoing Agreement and Articles of Merger were advised, authorized and approved by each of the Constituent Funds in the manner and by the vote required by its charter and the laws of the State of Maryland, in the case of Third Avenue Value Fund, Inc. and in the manner and by the vote required by its Agreement and Declaration of Trust and the laws of the State of
Delaware in the case of                                       , to
wit by the Board of Directors and shareholders of Third Avenue Value Fund, Inc. and by the Trustees and shareholders of
                        .

Attest:                       THIRD AVENUE VALUE FUND, INC.
                                     a Maryland corporation

/s/ Stuart L. Merzer                     BY: /s/
Stuart L. Merzer, Secretary                           , President


Attest:                          _________________________
                                  a Delaware business trust


/s/ Stuart L. Merzer                     By: /s/
Stuart L. Merzer, Secretary                           , President


     THE UNDERSIGNED, President of THIRD AVENUE VALUE FUND, INC., a Maryland corporation, who executed on behalf of said corporation the foregoing Agreement and Articles of Merger and the Certification of Adoption of Agreement and Articles of Merger, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Agreement and Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein are true in all material respects, under the penalties of perjury.


                              /s/
                                               , President


     THE UNDERSIGNED, President of                    , a Delaware
business trust, who executed on behalf of said trust the foregoing Agreement and Articles of Merger and the Certification of Adoption of Agreement and Articles of Merger, hereby acknowledges, in the name and on behalf of said trust, the foregoing Agreement and Articles of Merger, to be the authorized act of said trust and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                /s/
                                                , President

PROXYTHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORSPROXY
       OF THIRD AVENUE VALUE FUND, INC. (the "Fund")

SPECIAL MEETING   NOVEMBER 15, 1996 AT 10:00 A.M. EASTERN TIME

The undersigned hereby revokes all previous proxies for his shares and appoints David M. Barse and Michael T. Carney, and each of them, with the power of substitution, as Proxies, and hereby authorizes them to vote as designated below, as effectively as the undersigned could do if personally present, all the shares of THIRD AVENUE VALUE FUND, INC. (the "Fund") held of record by the undersigned on September 16, 1996, at the Special Meeting of Shareholders, or any adjournment thereof, to be held at 10:00 a.m. Eastern Time on November 15, 1996 at The New York Marriott, 525 Lexington Avenue, New York, New York 10017.

1. ELECTION OF A BOARD OF TRUSTEES.
     FOR all nominees listed below           WITHHOLD AUTHORITY
     (except as marked to the contrary below)to vote for all nominees listed below
        (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
       Phyllis W. Beck     Tibor Fabian        Gerald Hellerman
       Donald Rappaport    Myron M. Sheinfeld  Marvin Moser, M.D.
       Martin Shubik       Martin J. Whitman   Charles C. Walden

  2. RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE
   FUND'S INDEPENDENT PUBLIC AUDITORS FOR THE FISCAL YEAR ENDING
   OCTOBER 31, 1996.
            FOR               AGAINST        ABSTAIN

3. APPROVAL OF THE PROPOSED AGREEMENT AND ARTICLES OF MERGER WHICH PROVIDE FOR A CONVERSION OF THE FUND FROM A MARYLAND
   CORPORATION TO A DELAWARE BUSINESS TRUST.
            FOR               AGAINST        ABSTAIN

4. TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING.
            FOR               AGAINST        ABSTAIN
          (Continued and to be signed on reverse.)

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE
POSTAGE-PAID ENVELOPE PROVIDED.


This Proxy is solicited on behalf of the Board of Directors and when properly executed will be voted as specified. If no specification is made, the undersigned's vote, as a shareholder of THIRD AVENUE VALUE FUND, INC., will be cast for the election of all directors and FOR Proposals (2) and (3). If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation of the Fund, authorization is given to the proxy holders to vote in accordance with their judgment on such matters. Management is not aware of any such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated October 12, 1996. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.


Signature*

Dated:                , 1996

* Please sign exactly as your name appears on this Proxy. If signing for an estate, trust or corporation, title or capacity should be stated.

CHECK HERE   IF YOU PLAN TO ATTEND THE MEETING. (     PERSON(S) WILL
ATTEND.)
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